UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-06310
Legg Mason Partners Variable Income Trust
(Exact name of registrant as specified in charter)
55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 451-2010
Date of fiscal year end: December 31
Date of reporting period: December 31, 2008

ITEM 1. REPORT TO STOCKHOLDERS.
          The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / DECEMBER 31, 2008

Legg Mason Partners
Variable Global High
Yield Bond Portfolio

Managed by WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks to maximize total return, consistent with the preservation of capital.

What’s inside

Letter from the chairman	I

Portfolio overview	1

Portfolio at a glance	6

Portfolio expenses	7

Portfolio performance	9

Historical performance	10

Schedule of investments	11

Statement of assets and liabilities	29

Statement of operations	30

Statements of changes in net assets	31

Financial highlights	32

Notes to financial statements	34

Report of independent registered public accounting firm	45

Board approval of management and subadvisory agreements	46

Additional information	51

Important tax information	59

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) are the Portfolio’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

The U.S. economy weakened significantly during the 12-month reporting period ended December 31, 2008. Looking back, U.S. gross domestic product (“GDP”)i contracted 0.2% in the fourth quarter of 2007. This was due to continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices. The economy then expanded 0.9% and 2.8% during the first and second quarters of 2008, respectively. Contributing to this rebound were rising exports that were buoyed by a weakening U.S. dollar. In addition, consumer spending accelerated, aided by the government’s tax rebate program. However, the dollar’s rally and the end of the rebate program, combined with other strains on the economy, caused GDP to take a step backward during the second half of 2008. According to the U.S. Department of Commerce, third quarter 2008 GDP declined 0.5% and its advance estimate for fourth quarter GDP decline was 3.8%, the latter being the worst quarterly reading since 1982.

While there were increasing signs that the U.S. was headed for a recession, the speculation ended in December 2008. At that time, the National Bureau of Economic Research (“NBER”)—which has the final say on when one begins and ends—announced that a recession had begun in December 2007. The NBER determined that a recession had already started using its definition, which is based on “a significant decline in economic activity spread across the economy, lasting more than a few months, normally visible in production, employment, real income and other indicators.”

Regardless of how one defines a recession, it felt like we were in the midst of an economic contraction for much of 2008. Consumer spending, which represents approximately two-thirds of GDP, has been disappointing. According to the International Council of Shopping Centers, retail sales rose a tepid 1% in 2008, the weakest level in at least 38 years. In terms of the job market, the U.S. Department of Labor reported that payroll employment declined in each of the 12 months of 2008. During 2008 as a whole, 2.6 million jobs were lost, the largest annual decline since World War II ended in 1945. In addition, at the end of 2008, the unemployment rate had risen to 7.2%, its highest level since January 1993.

Legg Mason Partners Variable Global High Yield Bond Portfolio   I

Letter from the chairman continued

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. When 2008 began, the federal funds rateiii was 4.25%. This was quickly brought down to 3.00% by the end of January 2008, on the back of two Fed rate cuts. The Fed continued to lower the federal funds rate to 2.00% by the end of April 2008, but then left rates on hold for several months. This was due to growing inflationary pressures as a result of soaring oil and commodity prices, coupled with the sagging U.S. dollar. However, as inflation receded along with oil prices and the global financial crisis escalated, the Fed cut rates twice in October to 1.00%. Then, in mid-December 2008, it reduced the federal funds rate to a range of zero to 0.25%, an historic low. In conjunction with its December meeting, the Fed stated that it “will employ all available tools to promote the resumption of sustainable economic growth and to preserve price stability. In particular, the Committee anticipates that weak economic conditions are likely to warrant exceptionally low levels of the federal funds rate for some time.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, it established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. Also in March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In addition, on October 3, 2008, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by President Bush. As part of TARP, the Treasury had planned to purchase bad loans and other troubled financial assets. However, in November 2008, Treasury Secretary Paulson said, “Our assessment at this time is that this is not the most effective way to use TARP funds, but we will continue to examine whether targeted forms of asset purchase can play a useful role, relative to other potential uses of TARP resources, in helping to strengthen our financial system and support lending.”

During the 12-month reporting period ended December 31, 2008, both short- and long-term Treasury yields experienced periods of extreme volatility. Investors were initially focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-

II   Legg Mason Partners Variable Global High Yield Bond Portfolio

income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of the reporting period, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. On several occasions, the yield available from short-term Treasuries fell to nearly zero, as investors were essentially willing to forgo any return potential in order to access the relative safety of government-backed securities. During the 12 months ended December 31, 2008, two-year Treasury yields fell from 3.05% to 0.76%. Over the same time frame, 10-year Treasury yields moved from 4.04% to 2.25%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Barclays Capital U.S. Aggregate Indexiv, returned 5.24%.

Periods of increased investor risk aversion caused the high-yield bond market to produce extremely poor results over the 12 months ended December 31, 2008. While the asset class modestly rallied on several occasions, it was not enough to overcome numerous flights to quality. In particular, seizing credit markets, coupled with fears of a global recession and rising corporate bond default rates, sent high-yield bond prices sharply lower in September, October and November 2008. During those three months, the Citigroup High Yield Market Indexv (the “Index”) returned -8.01%, -15.34% and -9.75%, respectively. Over the 12 months ended December 31, 2008, the Index returned -25.91%.

Despite periods of extreme market volatility, emerging market debt prices largely treaded water during the first half of the reporting period. During that time, the asset class was supported by solid demand, superior growth rates in emerging market countries, increased domestic spending and rating upgrades in countries such as Brazil. However, fears of a global recession, falling commodity prices and seizing credit markets sent emerging market debt prices sharply lower in September and October 2008. During those months, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned -6.84% and -14.89%, respectively. While the asset class rallied in November and December, it was too little, too late. Over the 12 months ended December 31, 2008, the EMBI Global returned -10.91%.

A special note regarding increased market volatility
In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence.

Legg Mason Partners Variable Global High Yield Bond Portfolio   III

Letter from the chairman continued

While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy well into 2009.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. And rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your portfolio
As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Portfolio’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Portfolio’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Portfolio is not in a position to predict the outcome of these requests and investigations.

Please read on for a more detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

Important information with regard to recent regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report.

IV   Legg Mason Partners Variable Global High Yield Bond Portfolio

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 30, 2009

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

vi	The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Legg Mason Partners Variable Global High Yield Bond Portfolio   V

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Portfolio overview

Q. What is the Portfolio’s investment strategy?
A. The Portfolio seeks to maximize total return, consistent with the preservation of capital.

The Portfolio invests primarily in high-yield fixed-income securities issued by U.S. and foreign companies and foreign governments and their agencies and instrumentalities. Under normal circumstances, the Portfolio invests at least 80% of its assets in high-yield bonds and related instruments. The Portfolio will limit its investments in emerging market governmental issuers to 35% of its assets. The Portfolio may also invest up to 100% of its assets in securities of foreign issuers.

At Western Asset Management Company (“Western Asset”), the Portfolio’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Portfolio’s reporting period?
A. During the fiscal year, the U.S. bond market experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future Federal Reserve Board (“Fed”)i monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 3.05% and 4.04%, respectively. Treasury yields moved lower—and their prices moved higher—during the first quarter of 2008, as concerns regarding the subprime mortgage market and a severe credit crunch caused a “flight to quality.” During this period, investors were drawn to the relative safety of Treasuries, while increased risk aversion caused other segments of the bond market to falter.

Treasury yields then moved higher in April, May and early June 2008, as the economy performed better than expected and inflation moved higher. Over this period, riskier fixed-income asset classes, such as high-yield bonds and emerging market debt, rallied. However, the credit crunch resumed in mid-June, resulting in another flight to quality. Investors’ risk aversion then intensified from September through November given the severe disruptions in the global financial markets. During this time, virtually every asset class, with the exception of short-term Treasuries, performed poorly. At the end of the fiscal year, two- and 10-year Treasury yields were 0.76% and 2.25%, respectively.

Aided by the strong performance in the Treasury market, the overall bond market, as measured by the Barclays Capital U.S. Aggregate Indexii, gained

Legg Mason Partners Variable Global High Yield Bond Portfolio 2008 Annual Report   1

Portfolio overview continued

5.24% during the 12 months ended December 31, 2008. In contrast, riskier fixed-income asset classes, such as high-yield bonds and emerging market debt, performed poorly. Over the same 12-month period, the Citigroup High Yield Market Indexiii and the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)iv returned -25.91% and -10.91%, respectively.

Q. How did we respond to these changing market conditions?
A. We are committed to a relative value approach to the credit markets, grounded in exhaustive fundamental credit analysis. This approach is the cornerstone of our investment decision process and is followed regardless of market conditions. This process is designed to identify market opportunities and position the portfolio accordingly. While we maintained an aggressive stance in terms of the portfolio’s overall quality rating by overweighting CCC-rated securities and underweighting BB-rated securities, we adjusted the portfolio’s industry positioning to be more defensive. This, in turn, provided a bit of a hedge to the portfolio’s quality rating allocation. Relative to the benchmark, Electric Utilities was our largest overweight, as we continued to feel the current market afforded us a compelling opportunity to buy an historically defensive sector at very attractive valuations.

We also remained overweight Aerospace & Defense based on this sub-sector’s strong balance sheets, free cash flow generation and focus on operations and maintenance as opposed to weapons programs. In addition, we continued to increase our Wireless exposure due to the defensive nature of the business, as well as strong underlying asset values. Our key underweights did not change over the reporting period. The most notable of these were Retail, Media—Non-Cable and Information Technology (“IT”).

2   Legg Mason Partners Variable Global High Yield Bond Portfolio 2008 Annual Report

Performance review
For the 12 months ended December 31, 2008, Class I shares of Legg Mason Partners Variable Global High Yield Bond Portfolio1 returned -30.82%. The Portfolio’s unmanaged benchmark, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Indexv, returned -25.88% for the same period. The Lipper Variable High Current Yield Funds Category Average2 returned -26.93% over the same time frame.

PERFORMANCE SNAPSHOT as of December 31, 2008 (unaudited)

	6 MONTHS	12 MONTHS
Variable Global High Yield Bond Portfolio[1] — Class I Shares	-29.21%	-30.82%

Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index	-25.07%	-25.88%

Lipper Variable High Current Yield Funds Category Average[2]	-25.50%	-26.93%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Class II shares returned -29.34% over the six months ended December 31, 2008. Class II shares returned -31.01% over the 12 months ended December 31, 2008. All share class returns assume the reinvestment of all distributions including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2008 for Class I and II shares were 22.59% and 22.23%, respectively. Current expense reimbursements and/or fee waivers are voluntary and may be reduced or terminated at any time. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Class I and II shares would have been 22.44% and 22.03%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Portfolio’s most current prospectus dated April 28, 2008, the gross total operating expense ratios for Class I (as supplemented June 16, 2008) and Class II shares were 1.21% and 1.25%, respectively.

As a result of expense limitations, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.00% for Class I shares and 1.25% for Class II shares. These expense limitations may be reduced or terminated at any time.

1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2 Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 108 funds for the six-month period and among the 103 funds for the 12-months period in the Portfolio’s Lipper category.

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Portfolio overview continued

Q. What were the leading contributors to performance?
A. The Portfolio’s overweight to the Capital Goods1 sector, which returned -19.3% for the period, and underweights to the Consumer Cyclicals2, Media—Non-Cable and IT sectors, which returned -32.5%, -29.3% and -34.9%, respectively, aided the Portfolio’s relative performance during the 12-month reporting period.

Q. What were the leading detractors from performance?
A. Relative to the benchmark, the Portfolio’s credit quality allocation was the primary reason for its underperformance during the period. This was due to the Portfolio’s overweight to CCC-rated securities, which returned -44.3% and an underweight to BB-rated securities, which returned -17.5% over the 12-month reporting period.

Q. Were there any significant changes to the Portfolio during the reporting period?
A. Other than the industry repositioning discussed earlier, there were no significant changes to the Portfolio during the reporting period.

Thank you for your investment in Legg Mason Partners Variable Global High Yield Bond Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Western Asset Management Company

January 20, 2009

1 Capital Goods consists of the following industries: Aerospace & Defense, Building Materials, Diversified Manufacturing, Construction Machines, Packaging and Environmental.
2 Consumer Cyclicals consists of the following industries: Automotive, Entertainment, Gaming, Home Construction, Lodging, Retailers, Restaurants, Textiles and other consumer services.

4   Legg Mason Partners Variable Global High Yield Bond Portfolio 2008 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2008 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 11 through 28 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2008 were: Consumer Discretionary (16.6%), Energy (14.0%), Financials (12.5%), Industrials (12.2%) and Telecommunication Services (10.4%). The Portfolio’s composition is subject to change at any time.

RISKS: High-yield bonds involve greater credit and liquidity risks than investment grade bonds. As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

iv	The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

[v]	The Barclays Capital (formerly Lehman Brothers) U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

Legg Mason Partners Variable Global High Yield Bond Portfolio 2008 Annual Report   5

Portfolio at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — December 31, 2008

6   Legg Mason Partners Variable Global High Yield Bond Portfolio 2008 Annual Report

Portfolio expenses (unaudited)

Example
As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2008 and held for the six months ended December 31, 2008.

Actual expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]

		BEGINNING	ENDING	ANNUALIZED	EXPENSES
	ACTUAL TOTAL	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
	RETURN[2]	VALUE	VALUE	RATIO	THE PERIOD[3]
Class I	(29.21)%	$1,000.00	$707.90	1.00%	$4.29

Class II	(29.34)	1,000.00	706.60	1.22	5.23

[1]	For the six months ended December 31, 2008.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[3]	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

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Portfolio expenses (unaudited) continued

Hypothetical example for comparison purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]

	HYPOTHETICAL	BEGINNING	ENDING	ANNUALIZED	EXPENSES
	ANNUALIZED	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
	TOTAL RETURN	VALUE	VALUE	RATIO	THE PERIOD[2]
Class I	5.00%	$1,000.00	$1,020.11	1.00%	$5.08

Class II	5.00	1,000.00	1,019.00	1.22	6.19

[1]	For the six months ended December 31, 2008.

[2]	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

8   Legg Mason Partners Variable Global High Yield Bond Portfolio 2008 Annual Report

Portfolio performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]

	Class I	Class II
Twelve Months Ended 12/31/08	(30.82)%	(31.01)%

Five Years Ended 12/31/08	(2.48)	N/A

Ten Years Ended 12/31/08	2.69	N/A

Inception* through 12/31/08	2.53	(2.91)

CUMULATIVE TOTAL RETURN[1]

Class I (12/31/98 through 12/31/08)	30.40%

Class II (Inception date of 2/26/04 through 12/31/08)	(13.35)

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

*	Inception dates for Class I and II shares are May 1, 1998 and February 26, 2004, respectively.

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Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS I SHARES OF LEGG MASON PARTNERS VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO VS. BARCLAYS CAPITAL U.S. CORPORATE HIGH YIELD 2% ISSUER CAP INDEX† — December 1998 - December 2008

†	Hypothetical illustration of $10,000 invested in Class I shares of Legg Mason Partners Variable Global High Yield Bond Portfolio on December 31, 1998, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2008. The Barclays Capital (formerly Lehman Brothers) U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance for the Portfolio’s other class, Class II, would be lower than the Class I shares’ performance indicated on this chart to the extent that Class II shares have higher expenses than Class I shares.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

10   Legg Mason Partners Variable Global High Yield Bond Portfolio 2008 Annual Report

Schedule of investments
December 31, 2008

LEGG MASON PARTNERS VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
CORPORATE BONDS & NOTES — 90.9%

CONSUMER DISCRETIONARY — 16.1%

	Auto Components — 0.9%

	Allison Transmission Inc., Senior Notes:

$50,000	11.000% due 11/1/15(a)	$24,750

520,000	11.250% due 11/1/15(a)(b)	208,000

275,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	105,875

	Visteon Corp., Senior Notes:

615,000	8.250% due 8/1/10	193,725

863,000	12.250% due 12/31/16(a)	211,435

	Total Auto Components	743,785

	Automobiles — 0.7%

	General Motors Corp.:

1,405,000	Notes, 7.200% due 1/15/11	298,563

1,785,000	Senior Debentures, 8.375% due 7/15/33	321,300

	Total Automobiles	619,863

	Diversified Consumer Services — 0.9%

	Education Management LLC/Education Management Finance Corp.:

130,000	Senior Notes, 8.750% due 6/1/14	99,450

620,000	Senior Subordinated Notes, 10.250% due 6/1/16	452,600

	Service Corp. International, Senior Notes:

135,000	7.625% due 10/1/18	100,575

235,000	7.500% due 4/1/27	151,575

	Total Diversified Consumer Services	804,200

	Hotels, Restaurants & Leisure — 3.4%
	Boyd Gaming Corp., Senior Subordinated Notes:

110,000	6.750% due 4/15/14	69,850

90,000	7.125% due 2/1/16	53,550

460,000	Buffets Inc., Senior Notes, 12.500% due 11/1/14(c)(d)	3,163

550,000	Caesars Entertainment Inc., Senior Subordinated Notes, 8.125% due 5/15/11	272,250

175,000	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	119,000

244,000	Choctaw Resort Development Enterprise, Senior Notes, 7.250% due 11/15/19(a)	128,100

170,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	118,575

380,000	Downstream Development Quapaw, Senior Notes, 12.000% due 10/15/15(a)	210,900

See Notes to Financial Statements.

Legg Mason Partners Variable Global High Yield Bond Portfolio 2008 Annual Report   11

Schedule of investments continued
December 31, 2008

LEGG MASON PARTNERS VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Hotels, Restaurants & Leisure — 3.4% continued

$285,000	El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13	$212,325

265,000	Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., 11.000% due 6/15/15(a)	27,162

151,000	Harrah’s Operating Co. Inc., Senior Notes, 10.750% due 2/1/16(a)	43,790

34,300	Harrah’s Operating Co. Inc., Senior Secured Notes, 10.000% due 12/15/18(a)	12,691

480,000	Indianapolis Downs LLC & Capital Corp., Senior Secured Notes, 11.000% due 11/1/12(a)	264,000

815,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	273,025

	MGM MIRAGE Inc.:

15,000	Notes, 6.750% due 9/1/12	10,575

	Senior Notes:

360,000	8.500% due 9/15/10	304,200

20,000	6.625% due 7/15/15	12,300

45,000	Senior Subordinated Notes, 8.375% due 2/1/11	27,000

55,000	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 6.875% due 2/15/15	28,050

325,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	172,250

235,000	Snoqualmie Entertainment Authority, Senior Secured Notes, 6.875% due 2/1/14(a)(e)	137,475

	Station Casinos Inc.:

	Senior Notes:

365,000	6.000% due 4/1/12(i)	74,825

555,000	7.750% due 8/15/16(i)	108,225

75,000	Senior Subordinated Notes, 6.625% due 3/15/18(i)	4,687

200,000	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10(a)	169,000

	Total Hotels, Restaurants & Leisure	2,856,968

	Household Durables — 1.9%

35,000	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	23,625

870,000	K Hovnanian Enterprises Inc., Senior Notes, 11.500% due 5/1/13	665,550

900,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	769,500

210,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, 9.750% due 9/1/12	157,500

	Total Household Durables	1,616,175

See Notes to Financial Statements.

12   Legg Mason Partners Variable Global High Yield Bond Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Internet & Catalog Retail — 0.2%

$40,000	Expedia Inc., Senior Notes, 8.500% due 7/1/16(a)	$30,000

280,000	Ticketmaster, Senior Notes, 10.750% due 8/1/16(a)	152,600

	Total Internet & Catalog Retail	182,600

	Media — 5.3%
	Affinion Group Inc.:

95,000	Senior Notes, 10.125% due 10/15/13	69,825

1,150,000	Senior Subordinated Notes, 11.500% due 10/15/15	697,187

110,000	Cablevision Systems Corp., Senior Notes, 8.000% due 4/15/12	98,450

180,000	CCH I Holdings LLC, Senior Notes, 11.000% due 10/1/15	28,800

1,339,000	CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	241,020

332,000	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 10/1/13	121,180

170,000	Charter Communications Holdings LLC, Senior Discount Notes, 12.125% due 1/15/12(f)	17,000

160,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11	20,000

1,115,000	Charter Communications Inc., Senior Secured Notes, 10.875% due 9/15/14(a)	897,575

475,000	CMP Susquehanna Corp., 9.875% due 5/15/14	21,375

	CSC Holdings Inc.:

190,000	Senior Debentures, 8.125% due 8/15/09	189,525

	Senior Notes:

40,000	8.125% due 7/15/09	39,900

230,000	7.625% due 4/1/11	217,925

125,000	6.750% due 4/15/12	115,000

220,000	Dex Media Inc., Discount Notes, 9.000% due 11/15/13	41,800

	Dex Media West LLC/Dex Media Finance Co.:

715,000	Senior Notes, 8.500% due 8/15/10	436,150

313,000	Senior Subordinated Notes, 9.875% due 8/15/13	75,120

	EchoStar DBS Corp., Senior Notes:

250,000	6.625% due 10/1/14	209,375

230,000	7.750% due 5/31/15	196,650

765,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16	61,200

270,000	R.H. Donnelley Corp., 11.750% due 5/15/15(a)	67,500

400,000	Sun Media Corp., 7.625% due 2/15/13	324,000

See Notes to Financial Statements.

Legg Mason Partners Variable Global High Yield Bond Portfolio 2008 Annual Report   13

Schedule of investments continued
December 31, 2008

LEGG MASON PARTNERS VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Media — 5.3% continued

	TL Acquisitions Inc.:

$550,000	Senior Notes, 10.500% due 1/15/15(a)	$228,250

450,000	Senior Subordinated Notes, step bond to yield 13.350% due 7/15/15(a)	132,750

	Total Media	4,547,557

	Multiline Retail — 1.5%

695,000	Dollar General Corp., Senior Subordinated Notes, 11.875% due 7/15/17(b)	597,700

	Neiman Marcus Group Inc.:

1,145,000	Senior Notes, 9.000% due 10/15/15(b)	509,525

300,000	Senior Secured Notes, 7.125% due 6/1/28	142,500

	Total Multiline Retail	1,249,725

	Specialty Retail — 1.1%

90,000	Ace Hardware Corp., Senior Secured Notes, 9.125% due 6/1/16(a)	59,850

	AutoNation Inc., Senior Notes:

215,000	6.753% due 4/15/13(e)	148,350

80,000	7.000% due 4/15/14	58,800

525,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	257,250

300,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	286,500

285,000	Michaels Stores Inc., Senior Notes, 10.000% due 11/1/14	131,100

	Total Specialty Retail	941,850

	Textiles, Apparel & Luxury Goods — 0.2%

260,000	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	197,600

	TOTAL CONSUMER DISCRETIONARY	13,760,323

CONSUMER STAPLES — 2.5%

	Beverages — 0.4%

370,000	Constellation Brands Inc., Senior Notes, 7.250% due 9/1/16	351,500

	Food & Staples Retailing — 0.1%

86,000	Delhaize America Inc., Debentures, 9.000% due 4/15/31	87,183

	Food Products — 0.8%

	Dole Food Co. Inc., Senior Notes:

365,000	8.625% due 5/1/09	332,150

425,000	7.250% due 6/15/10	298,562

90,000	Stater Brothers Holdings Inc., Senior Notes, 7.750% due 4/15/15	76,050

	Total Food Products	706,762

See Notes to Financial Statements.

14   Legg Mason Partners Variable Global High Yield Bond Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Household Products — 0.2%

$10,000	American Achievement Corp., Senior Subordinated Notes, 8.250% due 4/1/12(a)	$7,750

150,000	Visant Holding Corp., Senior Notes, 8.750% due 12/1/13	111,750

	Total Household Products	119,500

	Tobacco — 1.0%

	Alliance One International Inc., Senior Notes:

255,000	8.500% due 5/15/12	188,700

445,000	11.000% due 5/15/12	371,575

290,000	Altria Group Inc., Senior Notes, 9.700% due 11/10/18	313,945

	Total Tobacco	874,220

	TOTAL CONSUMER STAPLES	2,139,165

ENERGY — 13.0%

	Energy Equipment & Services — 0.9%

190,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	120,650

230,000	GulfMark Offshore Inc., Senior Subordinated Notes, 7.750% due 7/15/14	164,450

130,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	121,550

300,000	Sonat Inc., Notes, 7.625% due 7/15/11	275,021

60,000	Southern Natural Gas Co., Senior Notes, 8.000% due 3/1/32	50,296

	Total Energy Equipment & Services	731,967

	Oil, Gas & Consumable Fuels — 12.1%
520,000	Atlas Pipeline Partners LP, 8.750% due 6/15/18(a)	343,200

1,450,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	1,000,500

	Chesapeake Energy Corp., Senior Notes:

50,000	7.000% due 8/15/14	41,750

60,000	6.375% due 6/15/15	47,700

210,000	6.500% due 8/15/17	161,700

485,000	6.250% due 1/15/18	361,325

180,000	7.250% due 12/15/18	141,300

300,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.750% due 5/15/17	175,500

832,600	Corral Finans AB, Senior Secured Subordinated Bonds, 9.753% due 4/15/10(a)(b)(e)	453,767

275,000	El Paso Corp., Notes, 7.875% due 6/15/12	248,318

525,000	Enterprise Products Operating LP, Junior Subordinated Notes, 8.375% due 8/1/66(e)	289,080

See Notes to Financial Statements.

Legg Mason Partners Variable Global High Yield Bond Portfolio 2008 Annual Report   15

Schedule of investments continued
December 31, 2008

LEGG MASON PARTNERS VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Oil, Gas & Consumable Fuels — 12.1% continued

$800,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	$628,000

125,000	Inergy LP/Inergy Finance Corp., Senior Notes, 8.250% due 3/1/16	98,125

705,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	532,275

	Mariner Energy Inc., Senior Notes:

135,000	7.500% due 4/15/13	87,075

225,000	8.000% due 5/15/17	118,125

1,045,000	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes, 8.750% due 4/15/18	653,125

	OPTI Canada Inc., Senior Secured Notes:

130,000	7.875% due 12/15/14	66,950

230,000	8.250% due 12/15/14	125,350

690,000	Parallel Petroleum Corp., 10.250% due 8/1/14	441,600

550,000	Parker Drilling Co., Senior Notes, 9.625% due 10/1/13	429,000

	Petrohawk Energy Corp., Senior Notes:

290,000	9.125% due 7/15/13	236,350

170,000	7.875% due 6/1/15(a)	126,650

450,000	Petroplus Finance Ltd., Senior Notes, 6.750% due 5/1/14(a)	288,000

360,000	Quicksilver Resources Inc., 8.250% due 8/1/15	230,400

	SandRidge Energy Inc., Senior Notes:

1,050,000	8.625% due 4/1/15(b)	556,500

320,000	8.000% due 6/1/18(a)	179,200

965,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15(a)(c)(d)	38,600

310,000	Southwestern Energy Co., Senior Notes, 7.500% due 2/1/18(a)	272,800

250,000	Stone Energy Corp., Senior Subordinated Notes, 6.750% due 12/15/14	123,750

110,000	Targa Resources Partners LP, Senior Notes, 8.250% due 7/1/16(a)	68,750

640,000	Teekay Corp., Senior Notes, 8.875% due 7/15/11	544,000

580,000	VeraSun Energy Corp., Senior Notes, 9.375% due 6/1/17(c)	72,500

330,000	W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14(a)	179,850

	Whiting Petroleum Corp., Senior Subordinated Notes:

75,000	7.250% due 5/1/12	56,250

250,000	7.000% due 2/1/14	177,500

See Notes to Financial Statements.

16   Legg Mason Partners Variable Global High Yield Bond Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Oil, Gas & Consumable Fuels — 12.1% continued

	Williams Cos. Inc.:

	Notes:

$5,000	7.875% due 9/1/21	$3,832

900,000	8.750% due 3/15/32	671,862

75,000	Senior Notes, 7.625% due 7/15/19	58,690

	Total Oil, Gas & Consumable Fuels	10,329,249

	TOTAL ENERGY	11,061,216

FINANCIALS — 11.5%

	Commercial Banks — 0.6%

100,000	ATF Capital BV, Senior Notes, 9.250% due 2/21/14(a)	65,500

	TuranAlem Finance BV, Bonds:

440,000	8.250% due 1/22/37(a)	190,300

210,000	8.250% due 1/22/37(a)	91,350

120,000	Wells Fargo Capital XV, Junior Subordinated Notes, 9.750% due 9/26/13(e)(g)	121,313

	Total Commercial Banks	468,463

	Consumer Finance — 5.9%

	Ford Motor Credit Co.:

380,000	Notes, 7.000% due 10/1/13	262,793

	Senior Notes:

417,500	7.569% due 1/13/12(e)	271,897

3,450,000	12.000% due 5/15/15	2,578,864

	GMAC LLC:

319,000	7.500% due 12/31/13(a)	237,655

54,000	8.000% due 12/31/18(a)	27,810

1,412,000	8.000% due 11/1/31(a)	840,818

960,000	SLM Corp., Senior Notes, 3.695% due 7/26/10(e)	819,648

	Total Consumer Finance	5,039,485
	Diversified Financial Services — 3.3%
310,000	Capmark Financial Group Inc., 5.875% due 5/10/12	105,768

280,000	CCM Merger Inc., Notes, 8.000% due 8/1/13(a)	145,600

590,000	Citigroup Inc., Junior Subordinated Notes, Preferred Securities, 8.400% due 4/30/18(e)(g)	390,309

550,000	JPMorgan Chase & Co., Junior Subordinated Notes, 7.900% due 4/30/18(e)(g)	458,714

See Notes to Financial Statements.

Legg Mason Partners Variable Global High Yield Bond Portfolio 2008 Annual Report   17

Schedule of investments continued
December 31, 2008

LEGG MASON PARTNERS VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Diversified Financial Services — 3.3% continued

	Leucadia National Corp., Senior Notes:

$320,000	8.125% due 9/15/15	$258,400

330,000	7.125% due 3/15/17	246,675

	TNK-BP Finance SA:

160,000	7.500% due 7/18/16(a)	84,000

290,000	7.875% due 3/13/18(a)	146,450

110,000	Bonds, 7.500% due 7/18/16(a)	57,750

150,000	Senior Notes, 7.875% due 3/13/18(a)	75,750

990,000	Vanguard Health Holdings Co., II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	831,600

	Total Diversified Financial Services	2,801,016

	Insurance — 0.6%

1,310,000	American International Group Inc., Junior Subordinated Debentures, 8.175% due 5/15/58(a)(e)	510,240

	Real Estate Investment Trusts (REITs) — 0.8%

275,000	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	97,625

300,000	Host Marriott LP, Senior Notes, 7.125% due 11/1/13	243,000

	Ventas Realty LP/Ventas Capital Corp.:

230,000	9.000% due 5/1/12	205,850

	Senior Notes:

45,000	6.500% due 6/1/16	33,188

175,000	6.750% due 4/1/17	133,875

	Total Real Estate Investment Trusts (REITs)	713,538

	Real Estate Management & Development — 0.3%

445,000	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, 9.500% due 10/1/15(c)	91,225

	Realogy Corp.:

620,000	10.500% due 4/15/14	110,050

57,012	11.000% due 4/15/14(b)	6,841

600,000	Senior Subordinated Notes, 12.375% due 4/15/15	84,000

	Total Real Estate Management & Development	292,116

	TOTAL FINANCIALS	9,824,858

See Notes to Financial Statements.

18   Legg Mason Partners Variable Global High Yield Bond Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
HEALTH CARE — 6.8%

	Health Care Equipment & Supplies — 0.7%

$350,000	Advanced Medical Optics Inc., Senior Subordinated Notes, 7.500% due 5/1/17	$180,250

	Biomet Inc., Senior Notes:

480,000	10.375% due 10/15/17(b)	381,600

70,000	11.625% due 10/15/17	60,200

	Total Health Care Equipment & Supplies	622,050

	Health Care Providers & Services — 6.0%

885,000	CRC Health Corp., 10.750% due 2/1/16	537,638

	DaVita Inc.:

320,000	Senior Notes, 6.625% due 3/15/13	305,600

430,000	Senior Subordinated Notes, 7.250% due 3/15/15	410,650

1,582,000	HCA Inc., Senior Secured Notes, 9.625% due 11/15/16(b)	1,237,915

250,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	195,000

	Tenet Healthcare Corp., Senior Notes:

1,050,000	6.375% due 12/1/11	816,375

155,000	6.500% due 6/1/12	118,575

232,000	7.375% due 2/1/13	166,460

395,000	9.875% due 7/1/14	319,950

	Universal Hospital Services Inc., Senior Secured Notes:

130,000	5.943% due 6/1/15(e)	79,950

225,000	8.500% due 6/1/15(b)	160,875

1,136,000	US Oncology Holdings Inc., Senior Notes, 8.334% due 3/15/12(b)(e)	721,360

	Total Health Care Providers & Services	5,070,348

	Pharmaceuticals — 0.1%

1,300,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12(c)(d)	68,250

	TOTAL HEALTH CARE	5,760,648

INDUSTRIALS — 11.9%

	Aerospace & Defense — 1.4%
330,000	BE Aerospace Inc., 8.500% due 7/1/18	297,825

	DRS Technologies Inc., Senior Subordinated Notes:

255,000	6.625% due 2/1/16	256,275

25,000	7.625% due 2/1/18	25,125

See Notes to Financial Statements.

Legg Mason Partners Variable Global High Yield Bond Portfolio 2008 Annual Report   19

Schedule of investments continued
December 31, 2008

LEGG MASON PARTNERS VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Aerospace & Defense — 1.4% continued

$910,000	Hawker Beechcraft Acquisition Co., Senior Notes, 8.875% due 4/1/15(b)	$313,950

255,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12	249,900

	Total Aerospace & Defense	1,143,075

	Airlines — 0.9%

350,000	Continental Airlines Inc., Pass-Through Certificates, 7.339% due 4/19/14	203,000

1,060,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15(a)	439,900

280,740	Delta Air Lines Inc., 8.954% due 8/10/14(F)	145,985

	Total Airlines	788,885

	Building Products — 1.5%

	Associated Materials Inc.:

605,000	Senior Discount Notes, step bond to yield 30.916% due 3/1/14	338,800

810,000	Senior Subordinated Notes, 9.750% due 4/15/12	641,925

30,000	Nortek Inc., Senior Secured Notes, 10.000% due 12/1/13	20,550

1,330,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 20.552% due 3/1/14	292,600

	Total Building Products	1,293,875

	Commercial Services & Supplies — 2.9%

75,000	Corrections Corporation of America, Senior Notes, 6.750% due 1/31/14	70,313

	DynCorp International LLC/DIV Capital Corp.:

720,000	9.500% due 2/15/13(a)	632,700

745,000	Senior Subordinated Notes, 9.500% due 2/15/13	649,081

	Interface Inc.:

150,000	Senior Notes, 10.375% due 2/1/10	149,250

150,000	Senior Subordinated Notes, 9.500% due 2/1/14	120,750

675,000	Rental Services Corp., Senior Notes, 9.500% due 12/1/14	374,625

125,000	Safety-Kleen Services Inc., Senior Subordinated Notes, 9.250% due 6/1/08(c)(d)(f)	0

740,000	US Investigations Services Inc., 11.750% due 5/1/16(a)	469,900

	Total Commercial Services & Supplies	2,466,619
	Construction & Engineering — 0.8%

285,000	CSC Holdings Inc., Senior Notes, 8.500% due 6/15/15(a)	252,225

520,000	Odebrecht Finance Ltd., 7.500% due 10/18/17(a)	417,300

	Total Construction & Engineering	669,525

See Notes to Financial Statements.

20   Legg Mason Partners Variable Global High Yield Bond Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Electrical Equipment — 0.1%

$170,000	Sensata Technologies B.V., Senior Notes, 8.000% due 5/1/14	$77,350

	Industrial Conglomerates — 0.2%

	Sequa Corp., Senior Notes:

260,000	11.750% due 12/1/15(a)	100,100

277,846	13.500% due 12/1/15(a)(b)	90,300

	Total Industrial Conglomerates	190,400

	Machinery — 0.1%

170,000	American Railcar Industries Inc., Senior Notes, 7.500% due 3/1/14	113,050

	Road & Rail — 2.4%

1,630,000	Hertz Corp., Senior Subordinated Notes, 10.500% due 1/1/16	751,837

	Kansas City Southern de Mexico, Senior Notes:

840,000	9.375% due 5/1/12	772,800

230,000	7.625% due 12/1/13	189,750

130,000	7.375% due 6/1/14	107,016

	Kansas City Southern Railway, Senior Notes:

105,000	7.500% due 6/15/09	105,788

90,000	13.000% due 12/15/13	90,675

	Total Road & Rail	2,017,866

	Trading Companies & Distributors — 1.5%

365,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16(a)	189,800

170,000	Ashtead Holdings PLC, Senior Secured Notes, 8.625% due 8/1/15(a)	90,100

765,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	409,275

1,480,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14(a)	569,800

	Total Trading Companies & Distributors	1,258,975

	Transportation Infrastructure — 0.1%

	Swift Transportation Co., Senior Secured Notes:

735,000	9.899% due 5/15/15(a)(e)	63,393

275,000	12.500% due 5/15/17(a)	26,469

	Total Transportation Infrastructure	89,862

	TOTAL INDUSTRIALS	10,109,482

See Notes to Financial Statements.

Legg Mason Partners Variable Global High Yield Bond Portfolio 2008 Annual Report   21

Schedule of investments continued
December 31, 2008

LEGG MASON PARTNERS VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
INFORMATION TECHNOLOGY — 1.6%

	Electronic Equipment, Instruments & Components — 0.1%

	NXP BV/NXP Funding LLC, Senior Secured Notes:

$140,000	7.503% due 10/15/13(e)	$47,075

110,000	7.875% due 10/15/14	43,450

	Total Electronic Equipment, Instruments & Components	90,525

	IT Services — 1.1%

470,000	Ceridian Corp., Senior Notes, 12.250% due 11/15/15(a)(b)	232,063

525,000	First Data Corp., Senior Notes, 9.875% due 9/24/15(a)	320,250

555,000	SunGard Data Systems Inc., Senior Subordinated Notes, 10.250% due 8/15/15	369,075

	Total IT Services	921,388

	Semiconductors & Semiconductor Equipment — 0.1%

	Freescale Semiconductor Inc., Senior Notes:

60,000	8.875% due 12/15/14	26,700

100,000	9.125% due 12/15/14(b)	23,500

	Total Semiconductors & Semiconductor Equipment	50,200

	Software — 0.3%

545,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16	256,150

	TOTAL INFORMATION TECHNOLOGY	1,318,263

MATERIALS — 7.3%

	Chemicals — 0.8%

150,000	Arco Chemical Co., Debentures, 9.800% due 2/1/20(c)	17,250

1,005,000	Georgia Gulf Corp., Senior Notes, 10.750% due 10/15/16	246,225

90,000	Huntsman International LLC, Senior Subordinated Notes, 7.875% due 11/15/14	48,600

345,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12(f)	311,807

600,000	Montell Finance Co. BV, Debentures, 8.100% due 3/15/27(a)	15,000

40,000	Westlake Chemical Corp., Senior Notes, 6.625% due 1/15/16	23,400

	Total Chemicals	662,282

	Containers & Packaging — 1.1%
290,000	Berry Plastics Holding Corp., 10.250% due 3/1/16	104,400

105,000	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13	72,975

280,000	Greif Inc., Senior Notes, 6.750% due 2/1/17	249,200

165,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15(a)	111,375

120,000	Radnor Holdings Inc., Senior Notes, 11.000% due 3/15/10(c)(d)(f)	0

See Notes to Financial Statements.

22   Legg Mason Partners Variable Global High Yield Bond Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Containers & Packaging — 1.1% continued

$230,000	Rock-Tenn Co., Senior Notes, 9.250% due 3/15/16(a)	$215,050

330,000	Solo Cup Co., Senior Subordinated Notes, 8.500% due 2/15/14	212,850

	Total Containers & Packaging	965,850

	Metals & Mining — 2.8%

560,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	459,836

80,000	Metals USA Holdings Corp., 10.883% due 7/1/12(b)(e)	22,800

710,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	422,450

1,295,000	Noranda Aluminium Holding Corp., Senior Notes, 8.345% due 11/15/14(b)(e)	213,675

660,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	386,100

1,235,000	Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15(a)	768,787

35,000	Tube City IMS Corp., Senior Subordinated Notes, 9.750% due 2/1/15	12,425

102,000	Vale Overseas Ltd., Notes, 6.250% due 1/23/17	96,421

	Total Metals & Mining	2,382,494

	Paper & Forest Products — 2.6%

	Abitibi-Consolidated Co. of Canada:

659,000	15.500% due 7/15/10(a)	194,405

1,170,000	Senior Secured Notes, 13.750% due 4/1/11(a)	754,650

	Appleton Papers Inc.:

190,000	Senior Notes, 8.125% due 6/15/11	132,050

510,000	Senior Subordinated Notes, 9.750% due 6/15/14	300,900

	NewPage Corp.:

780,000	Senior Secured Notes, 9.443% due 5/1/12(e)	302,250

80,000	Senior Subordinated Notes, 12.000% due 5/1/13	23,200

478,949	Newpage Holding Corp., 10.265% due 11/1/13(b)(e)	179,606

550,000	Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25	327,250

80,000	Verso Paper Holdings LLC, 11.375% due 8/1/16	24,400

	Total Paper & Forest Products	2,238,711

	TOTAL MATERIALS	6,249,337
TELECOMMUNICATION SERVICES — 10.4%

	Diversified Telecommunication Services — 6.2%
20,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	12,700

	Citizens Communications Co.:

65,000	Debentures, 7.050% due 10/1/46	28,600

See Notes to Financial Statements.

Legg Mason Partners Variable Global High Yield Bond Portfolio 2008 Annual Report   23

Schedule of investments continued
December 31, 2008

LEGG MASON PARTNERS VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Diversified Telecommunication Services — 6.2% continued

$325,000	Senior Notes, 7.875% due 1/15/27	$190,125

810,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15(c)	8,100

70,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	64,050

1,340,000	Intelsat Corp., Senior Notes, 9.250% due 8/15/14(a)	1,252,900

	Intelsat Jackson Holdings Ltd., Senior Notes:

220,000	9.500% due 6/15/16(a)	203,500

730,000	11.500% due 6/15/16(a)	638,750

	Level 3 Financing Inc., Senior Notes:

150,000	12.250% due 3/15/13	91,500

930,000	9.250% due 11/1/14	544,050

10,000	6.845% due 2/15/15(e)	4,400

555,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16(a)	391,275

570,000	Qwest Communications International Inc., Senior Notes, 7.500% due 2/15/14	410,400

925,000	Virgin Media Finance PLC, Senior Notes, 9.125% due 8/15/16	689,125

440,000	Wind Acquisition Finance SA, Senior Bonds, 10.750% due 12/1/15(a)	380,600

420,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	373,800

	Total Diversified Telecommunication Services	5,283,875

	Wireless Telecommunication Services — 4.2%

350,000	ALLTEL Communications Inc., Senior Notes, 10.375% due 12/1/17(a)(b)	393,750

	American Tower Corp., Senior Notes:

75,000	7.500% due 5/1/12	74,250

400,000	7.000% due 10/15/17(a)	358,000

380,000	iPCS Inc., Senior Secured Notes, 5.318% due 5/1/13(e)	271,700

195,000	MetroPCS Wireless Inc., Senior Notes, 9.250% due 11/1/14	175,500

	Sprint Capital Corp., Senior Notes:

1,255,000	7.625% due 1/30/11	1,048,393

715,000	8.375% due 3/15/12	572,373

455,000	6.875% due 11/15/28	271,275

200,000	8.750% due 3/15/32	135,254

745,000	True Move Co., Ltd., Notes, 10.750% due 12/16/13(a)	279,375

	Total Wireless Telecommunication Services	3,579,870

	TOTAL TELECOMMUNICATION SERVICES	8,863,745

See Notes to Financial Statements.

24   Legg Mason Partners Variable Global High Yield Bond Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
UTILITIES — 9.8%

	Electric Utilities — 1.2%

$290,000	IPALCO Enterprises Inc., Senior Secured Notes, 8.625% due 11/14/11	$272,600

155,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	155,775

1,140,000	Texas Competitive Electric Holding Co. LLC, Senior Notes, 10.500% due 11/1/16(a)(b)	575,700

	Total Electric Utilities	1,004,075

	Gas Utilities — 0.9%

905,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	746,625

	Independent Power Producers & Energy Traders — 7.7%

	AES Corp., Senior Notes:

270,000	8.875% due 2/15/11	253,800

795,000	8.000% due 10/15/17	655,875

290,000	8.000% due 6/1/20(a)	226,200

	Dynegy Holdings Inc.:

250,000	Senior Debentures, 7.625% due 10/15/26	122,500

720,000	Senior Notes, 7.750% due 6/1/19	500,400

	Edison Mission Energy, Senior Notes:

290,000	7.750% due 6/15/16	259,550

450,000	7.200% due 5/15/19	371,250

240,000	7.625% due 5/15/27	187,200

4,620,000	Energy Future Holdings, Senior Notes, 11.250% due 11/1/17(a)(b)	2,263,800

682,006	Mirant Mid Atlantic LLC, Pass-Through Certificates, 10.060% due 12/30/28	627,446

	NRG Energy Inc., Senior Notes:

125,000	7.250% due 2/1/14	117,188

845,000	7.375% due 2/1/16	787,962

235,000	7.375% due 1/15/17	216,787

	Total Independent Power Producers & Energy Traders	6,589,958

	TOTAL UTILITIES	8,340,658

	TOTAL CORPORATE BONDS & NOTES (Cost — $123,194,033)	77,427,695

COLLATERALIZED SENIOR LOANS — 2.0%

CONSUMER DISCRETIONARY — 0.3%

	Auto Components — 0.3%

486,935	Allison Transmission Inc., Term Loan B, 5.450% due 8/7/14(a)(e)	274,423

See Notes to Financial Statements.

Legg Mason Partners Variable Global High Yield Bond Portfolio 2008 Annual Report   25

Schedule of investments continued
December 31, 2008

LEGG MASON PARTNERS VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
ENERGY — 1.0%

	Energy Equipment & Services — 0.7%

$761,603	Turbo Beta Ltd., Term Loan, 14.500% due 3/15/18(a)(d)(e)	$605,474

	Oil, Gas & Consumable Fuels — 0.3%

500,000	Stallion Oilfield Services, Term Loan, 8.506% due 7/31/12(a)(e)	200,000

	TOTAL ENERGY	805,474

MATERIALS — 0.3%

	Containers & Packaging — 0.2%

563,764	Berry Plastics Corp., Senior Term Loan, 11.334% due 6/15/14(a)(e)	126,847

	Paper & Forest Products — 0.1%

224,000	Verso Paper Holdings LLC, 10.012% due 2/1/13(a)(e)	100,800

	TOTAL MATERIALS	227,647

UTILITIES — 0.4%

	Independent Power Producers & Energy Traders — 0.4%

300,879	Dynegy Holdings Inc. Term L/C Facility Term Loan, 4.363% due 4/2/13(a)(e)	227,916

197,130	Dynegy Holdings Inc. Term Loan B, 3.983% due 4/2/13(e)	149,326

	TOTAL UTILITIES	377,242

	TOTAL COLLATERALIZED SENIOR LOANS (Cost — $2,915,554)	1,684,786

ASSET-BACKED SECURITY — 0.0%

FINANCIAL — 0.0%

	Diversified Financial Services — 0.0%

123,463	Airplanes Pass-Through Trust, Subordinated Notes, 10.875% due 3/15/19(c)(d)(f) (Cost — $127,479)	0

CONVERTIBLE BONDS & NOTES — 0.5%

CONSUMER DISCRETIONARY — 0.2%

	Media — 0.2%

335,000	Virgin Media Inc., Senior Notes, 6.500% due 11/15/16(a)	146,563

INDUSTRIALS — 0.3%

	Marine — 0.3%

555,000	Horizon Lines Inc., Senior Notes, 4.250% due 8/15/12	287,212

	TOTAL CONVERTIBLE BONDS & NOTES (Cost — $682,000)	433,775

See Notes to Financial Statements.

26   Legg Mason Partners Variable Global High Yield Bond Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
SOVEREIGN BONDS — 0.7%

	Russia — 0.7%

	Russian Federation:

$65,000	11.000% due 7/24/18(a)	$78,584

552,720	7.500% due 3/31/30(a)	487,587

	TOTAL SOVEREIGN BONDS (Cost — $576,073)	566,171

SHARES
COMMON STOCK — 0.0%

CONSUMER DISCRETIONARY — 0.0%

	Household Durables — 0.0%

404,770	Home Interiors & Gifts Inc.(d)(f)* (Cost — $161,298)	0

ESCROWED SHARES — 0.0%

CONSUMER DISCRETIONARY — 0.0%

	Textile Apparel & Luxury Goods — 0.0%

75,000	Pillowtex Corp.(d)(f)* (Cost — $0)	0

PREFERRED STOCKS — 0.1%

CONSUMER DISCRETIONARY — 0.0%

	Media — 0.0%

1	ION Media Networks Inc., Series B, 12.000%(d)(f)*	0

FINANCIALS — 0.1%

	Consumer Finance — 0.1%

353	Preferred Blocker Inc., 9.000%(a)*	105,900

	Diversified Financial Services — 0.0%

	TCR Holdings Corp:

219	Class B Shares, 0.000%(d)(f)*	0

121	Class C Shares, 0.000%(d)(f)*	0

318	Class D Shares, 0.000%(d)(f)*	0

658	Class E Shares, 0.000%(d)(f)*	0

	Total Diversified Financial Services	0

	Thrifts & Mortgage Finance — 0.0%

14,050	Federal Home Loan Mortgage Corp. (FHLMC), 8.375%(e)(h)*	5,480

	TOTAL FINANCIALS	111,380

	TOTAL PREFERRED STOCKS (Cost — $469,900)	111,380

See Notes to Financial Statements.

Legg Mason Partners Variable Global High Yield Bond Portfolio 2008 Annual Report   27

Schedule of investments continued
December 31, 2008

LEGG MASON PARTNERS VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

SHARES	SECURITY	VALUE
CONVERTIBLE PREFERRED STOCKS — 0.9%

FINANCIALS — 0.9%

	Diversified Financial Services — 0.9%

830	Bank of America Corp., 7.250%	$539,500

6,900	Citigroup Inc., 6.500%	193,131

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $1,167,194)	732,631

WARRANTS
WARRANTS — 0.0%

504	Pillowtex Corp., Expires 11/24/09(d)(f)* (Cost — $383)	0

	TOTAL INVESTMENTS — 95.1% (Cost — $129,293,914#)	80,956,438

	Other Assets in Excess of Liabilities — 4.9%	4,157,427

	TOTAL NET ASSETS — 100.0%	$85,113,865

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(c)	Security is currently in default.

(d)	Illiquid security.

(e)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2008.

(f)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into Conservatorship.

(i)	Subsequent to the reporting period, security went into default.

#	Aggregate cost for federal income tax purposes is $129,497,511.

See Notes to Financial Statements.

28   Legg Mason Partners Variable Global High Yield Bond Portfolio 2008 Annual Report

Statement of assets and liabilities
December 31, 2008

ASSETS:

Investments, at value (Cost — $129,293,914)	$80,956,438

Foreign currency, at value (Cost — $54,208)	57,555

Cash	1,827,679

Dividends and interest receivable	2,969,821

Receivable for Portfolio shares sold	73,744

Receivable for securities sold	498

Prepaid expenses	2,625

Total Assets	85,888,360

LIABILITIES:

Payable for Portfolio shares repurchased	523,855

Investment management fee payable	58,017

Trustees’ fees payable	7,180

Distribution fees payable	4,096

Accrued expenses	181,347

Total Liabilities	774,495

TOTAL NET ASSETS	$85,113,865

NET ASSETS:

Par value (Note 6)	$160

Paid-in capital in excess of par value	144,686,485

Overdistributed net investment income	(165,532)

Accumulated net realized loss on investments and foreign currency transactions	(11,073,119)

Net unrealized depreciation on investments and foreign currencies	(48,334,129)

TOTAL NET ASSETS	$85,113,865

Shares Outstanding:

Class I	12,036,849

Class II	4,001,811

Net Asset Value:

Class I	$5.30

Class II	$5.33

See Notes to Financial Statements.

Legg Mason Partners Variable Global High Yield Bond Portfolio 2008 Annual Report   29

Statement of operations
For the Year Ended December 31, 2008

INVESTMENT INCOME:

Interest	$13,299,599

Dividends	95,913

Total Investment Income	13,395,512

EXPENSES:

Investment management fee (Note 2)	976,572

Shareholder reports (Note 4)	257,912

Distribution fees (Notes 2 and 4)	77,000

Audit and tax	33,595

Legal fees	23,208

Custody fees	5,536

Trustees’ fees	5,431

Insurance	4,191

Transfer agent fees (Note 4)	2,325

Miscellaneous expenses	6,775

Total Expenses	1,392,545

Less: Fee waivers and/or expense reimbursements (Notes 2 and 4)	(132,688)

Fees paid indirectly (Note 1)	(210)

Net Expenses	1,259,647

NET INVESTMENT INCOME	12,135,865

REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):

Net Realized Loss From:

Investment transactions	(10,290,650)

Foreign currency transactions	(4,750)

Net Realized Loss	(10,295,400)

Change in Net Unrealized Appreciation/Depreciation From:

Investments	(41,670,483)

Foreign currencies	(29,603)

Change in Net Unrealized Appreciation/Depreciation	(41,700,086)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(51,995,486)

DECREASE IN NET ASSETS FROM OPERATIONS	$(39,859,621)

See Notes to Financial Statements.

30   Legg Mason Partners Variable Global High Yield Bond Portfolio 2008 Annual Report

Statements of changes in net assets

FOR THE YEARS ENDED DECEMBER 31,	2008	2007
OPERATIONS:

Net investment income	$12,135,865	$9,814,802

Net realized loss	(10,295,400)	(113,506)

Change in net unrealized appreciation/depreciation	(41,700,086)	(9,790,197)

Decrease in Net Assets From Operations	(39,859,621)	(88,901)

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):

Net investment income	(12,300,007)	(9,800,012)

Net realized gains	—	(633,831)

Decrease in Net Assets From Distributions to Shareholders	(12,300,007)	(10,433,843)

PORTFOLIO SHARE TRANSACTIONS (NOTE 6):

Net proceeds from sale of shares	33,249,183	52,607,378

Reinvestment of distributions	12,300,007	10,433,843

Cost of shares repurchased	(42,040,815)	(39,589,874)

Increase in Net Assets From Portfolio Share Transactions	3,508,375	23,451,347

INCREASE (DECREASE) IN NET ASSETS	(48,651,253)	12,928,603

NET ASSETS:

Beginning of year	133,765,118	120,836,515

End of year*	$85,113,865	$133,765,118

* Includes (overdistributed) and undistributed net investment income, respectively of:	$(165,532)	$18,501

See Notes to Financial Statements.

Legg Mason Partners Variable Global High Yield Bond Portfolio 2008 Annual Report   31

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:

CLASS I SHARES[1]	2008	2007	2006[2]	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF YEAR	$9.05	$9.83	$9.48	$9.88	$9.47

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.82	0.75	0.70	0.67	0.71

Net realized and unrealized gain (loss)	(3.66)	(0.75)	0.31	(0.29)	0.34

Total income (loss) from operations	(2.84)	—	1.01	0.38	1.05

LESS DISTRIBUTIONS FROM:

Net investment income	(0.91)	(0.73)	(0.60)	(0.61)	(0.64)

Net realized gains	—	(0.05)	(0.06)	(0.17)	—

Total distributions	(0.91)	(0.78)	(0.66)	(0.78)	(0.64)

NET ASSET VALUE, END OF YEAR	$5.30	$9.05	$9.83	$9.48	$9.88

Total return[3]	(30.82)%	(0.07)%	10.64%	3.81%	11.09%

NET ASSETS, END OF YEAR (000s)	$63,782	$103,980	$89,403	$51,913	$47,916

RATIOS TO AVERAGE NET ASSETS:

Gross expenses	1.12%	0.97%	1.00%[4]	1.10%	1.14%

Net expenses[5,6]	0.98 [7]	0.96 [7]	1.00 [4]	1.00	1.00

Net investment income	10.01	7.60	7.11	6.72	7.28

PORTFOLIO TURNOVER RATE	66%	66%	67%	53%	51%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 30, 2007.

[3]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[4]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios would both have been 0.98%.

[5]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares would not exceed 1.00%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

See Notes to Financial Statements.

32   Legg Mason Partners Variable Global High Yield Bond Portfolio 2008 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:

CLASS II SHARES[1]	2008	2007	2006[2]	2005[2]	2004[2,3]
NET ASSET VALUE, BEGINNING OF YEAR	$9.08	$9.85	$9.50	$9.90	$9.53

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.80	0.73	0.67	0.65	0.54

Net realized and unrealized gain (loss)	(3.67)	(0.76)	0.31	(0.30)	0.44

Total income (loss) from operations	(2.87)	(0.03)	0.98	0.35	0.98

LESS DISTRIBUTIONS FROM:

Net investment income	(0.88)	(0.69)	(0.57)	(0.58)	(0.61)

Net realized gains	—	(0.05)	(0.06)	(0.17)	—

Total distributions	(0.88)	(0.74)	(0.63)	(0.75)	(0.61)

NET ASSET VALUE, END OF YEAR	$5.33	$9.08	$9.85	$9.50	$9.90

Total return[4]	(31.01)%	(0.33)%	10.34%	3.55%	10.29%

NET ASSETS, END OF YEAR (000s)	$21,332	$29,785	$31,433	$20,057	$7,117

RATIOS TO AVERAGE NET ASSETS:

Gross expenses	1.21%	1.25%	1.35%[5]	1.41%	1.67%[6]

Net expenses[7,8]	1.19 [9]	1.23 [9]	1.27 [5]	1.25	1.25 [6]

Net investment income	9.73	7.31	6.82	6.48	6.91 [6]

PORTFOLIO TURNOVER RATE	66%	66%	67%	53%	51%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 30, 2007.

[3]	For the period February 26, 2004 (inception date) to December 31, 2004.

[4]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[5]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios would have been 1.33% and 1.25%, respectively.

[6]	Annualized.

[7]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class II shares will not exceed 1.25%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

See Notes to Financial Statements.

Legg Mason Partners Variable Global High Yield Bond Portfolio 2008 Annual Report   33

Notes to financial statements

1.	Organization and significant accounting policies
Legg Mason Partners Variable Global High Yield Bond Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio may value these securities at fair value as determined in accordance with the procedures approved by the Portfolio’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Effective January 1, 2008, the Portfolio adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio’s investments,

34   Legg Mason Partners Variable Global High Yield Bond Portfolio 2008 Annual Report

and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

OTHER
			SIGNIFICANT	SIGNIFICANT
			OBSERVABLE	UNOBSERVABLE
		QUOTED PRICES	INPUTS	INPUTS
	DECEMBER 31, 2008	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)
Investments in securities	$80,956,438	$738,111	$80,072,342	$145,985

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN
SECURITIES
Balance as of December 31, 2007	$2

Accrued premiums/discounts	(231)
Realized gain (loss)	519
Change in unrealized appreciation (depreciation)	230
Net purchases (sales)	(520)
Transfers in and/or out of Level 3	145,985

Balance as of December 31, 2008	$145,985

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations

Legg Mason Partners Variable Global High Yield Bond Portfolio 2008 Annual Report   35

Notes to financial statements continued

arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Credit and market risk. The Portfolio invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities (such as those issued by Structured Investment Vehicles, or SIVs) which are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments may result in a lack of correlation between their credit ratings and values.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments

36   Legg Mason Partners Variable Global High Yield Bond Portfolio 2008 Annual Report

sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Portfolio’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Portfolio on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Fees paid indirectly. The Portfolio’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Portfolio. If material, the amount is shown as a reduction of expenses on the Statement of Operations.

(h) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2008, no provision for income tax would be required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	OVERDISTRIBUTED NET	ACCUMULATED NET
	INVESTMENT INCOME	REALIZED LOSS
(a)	$(19,891)	$19,891

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

Legg Mason Partners Variable Global High Yield Bond Portfolio 2008 Annual Report   37

Notes to financial statements continued

2. Investment management agreement and other transactions with affiliates
Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Portfolio’s subadvisers. Effective November 3, 2008, Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) serves as an additional subadviser to the Portfolio, under an additional subadvisory agreement between Western Asset and Western Singapore. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, at the annual rate of the Portfolio’s average daily net assets in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.800%

Next $1 billion	0.775

Next $3 billion	0.750

Over $5 billion	0.700

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio. Western Asset Limited and Western Singapore provide certain advisory services to the Portfolio relating to currency transactions and investment in non-U.S. dollar denominated securities and related foreign current instruments. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Portfolio. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% on the net assets managed by Western Asset Limited. In addition, effective November 3, 2008, Western Asset also pays Western Asset Singapore a subadvisory fee of 0.30% on the assets managed by Western Asset Singapore.

During the year ended December 31, 2008, the Portfolio’s Class I and Class II shares had voluntary expense limitations in place of 1.00% and 1.25%, respectively. These expense limitations can be terminated at any time.

During the year ended December 31, 2008, LMPFA waived a portion of its fee amounting to $132,688.

Effective January 1, 2008, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Portfolio during the same fiscal year if the Portfolio’s total annual operating expenses

38   Legg Mason Partners Variable Global High Yield Bond Portfolio 2008 Annual Report

have fallen to a level below the voluntary fee waiver/reimbursement (“expense cap”) shown in the fee table of the Portfolio’s prospectus. In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the Portfolio’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments
During the year ended December 31, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$82,948,352

Sales	75,828,437

At December 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$323,925

Gross unrealized depreciation	(48,864,998)

Net unrealized depreciation	$(48,541,073)

4.	Class specific expenses, waivers and/or reimbursements
The Portfolio has adopted a Rule 12b-1 distribution plan and under that plan the Portfolio pays a distribution fee with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets.

For the year ended December 31, 2008, class specific expenses were as follows:

	DISTRIBUTION	TRANSFER AGENT	SHAREHOLDER REPORTS
	FEES	FEES	EXPENSES
Class I	—	$1,246	$228,250

Class II	$77,000	1,079	29,662

Total	$77,000	$2,325	$257,912

Legg Mason Partners Variable Global High Yield Bond Portfolio 2008 Annual Report   39

Notes to financial statements continued

For the year ended December 31, 2008, class specific waivers and/or reimbursements were as follows:

WAIVERS/
REIMBURSEMENTS
Class I	$125,766

Class II	6,922

Total	$132,688

5.	Distributions to shareholders by class

	YEAR ENDED	YEAR ENDED
	DECEMBER 31, 2008	DECEMBER 31, 2007
Net Investment Income:
Class I	$9,397,174	$7,703,456

Class II	2,902,833	2,096,556

Total	$12,300,007	$9,800,012

Net Realized Gains:
Class I	—	$491,507

Class II	—	142,324

Total	—	$633,831

6.	Shares of beneficial interest
At December 31, 2008, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Prior to April 30, 2007, the Trust had 10 billion shares of capital stock authorized with a par value of $0.001 per share.

40   Legg Mason Partners Variable Global High Yield Bond Portfolio 2008 Annual Report

Transactions in shares of each class were as follows:

	YEAR ENDED		YEAR ENDED
	DECEMBER 31, 2008		DECEMBER 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Class I
Shares sold	1,636,314	$13,695,821	5,020,549	$49,546,387

Shares issued on reinvestment	1,862,301	9,397,174	905,276	8,194,964

Shares repurchased	(2,956,764)	(23,504,365)	(3,524,114)	(34,999,341)

Net increase (decrease)	541,851	$(411,370)	2,401,711	$22,742,010

Class II
Shares sold	2,301,902	$19,553,362	307,933	$3,060,991

Shares issued on reinvestment	577,129	2,902,833	246,799	2,238,879

Shares repurchased	(2,159,217)	(18,536,450)	(463,586)	(4,590,533)

Net increase	719,814	$3,919,745	91,146	$709,337

7.	Income tax information and distributions to shareholders
The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2008	2007
Distributions Paid From:
Ordinary income	$12,300,007	$10,239,871

Net long-term capital gains	—	193,972

Total taxable distributions	$12,300,007	$10,433,843

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$177,429

Capital loss carryforward*	(7,677,215)

Other book/tax temporary differences(a)	(3,535,268)

Unrealized appreciation/(depreciation)(b)	(48,537,726)

Total accumulated earnings/(losses) — net	$(59,572,780)

*	As of December 31, 2008, the Portfolio had the following net capital loss carryforward remaining:

YEAR OF
EXPIRATION	AMOUNT
12/31/2016	$(7,677,215)

This amount will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes, interest accrued for tax purposes on defaulted securities and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Legg Mason Partners Variable Global High Yield Bond Portfolio 2008 Annual Report   41

Notes to financial statements continued

8.	Legal matters
Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Portfolio, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management, LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Portfolio was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges

42   Legg Mason Partners Variable Global High Yield Bond Portfolio 2008 Annual Report

similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the Securities and Exchange Commission (“SEC”) as previously described. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

9.	Other matters
On or about May 30, 2006, John Halebian, a purported shareholder of CitiSM New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary

Legg Mason Partners Variable Global High Yield Bond Portfolio 2008 Annual Report   43

Notes to financial statements continued

duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

10.	Recent accounting pronouncement
In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statements and related disclosures.

44   Legg Mason Partners Variable Global High Yield Bond Portfolio 2008 Annual Report

Report of independent registered public
accounting firm

The Board of Trustees and Shareholders
Legg Mason Partners Variable Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Variable Global High Yield Bond Portfolio, a series of Legg Mason Partners Variable Income Trust, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year or period ended December 31, 2004 were audited by other independent registered public accountants whose report thereon, dated February 18, 2005, expressed an unqualified opinion on those financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Variable Global High Yield Bond Portfolio as of December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 16, 2009

Legg Mason Partners Variable Global High Yield Bond Portfolio 2008 Annual Report   45

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Board of Trustees of Legg Mason Partners Variable Income Trust (the “Trust”) held on November 10-11, 2008, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Partners Variable Global High Yield Bond Portfolio, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of a sub-advisory agreement (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited (together with the Subadviser, the “Subadvisers”), an affiliate of the Manager and the Subadviser.

Background
The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the Meeting and considered the responses provided by management during the Meeting. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management and sub-advisory agreements
The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were

46   Legg Mason Partners Variable Global High Yield Bond Portfolio

present. In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements, and each Trustee may have attributed different weight to the various factors.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements
The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers had continued to expand as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s expanded compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadvisers’ brokerage policies and practices. In addition, management also reported to the Board on, among other things, its business plans and organizational changes. The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreements were satisfactory.

Legg Mason Partners Variable Global High Yield Bond Portfolio   47

Board approval of management and subadvisory
agreements (unaudited) continued

Portfolio performance
The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds classified by Lipper as high current yield funds underlying variable insurance products, showed, among other data, that the Fund’s performance for the 1-, 3- and 5-year periods ended June 30, 2008 was below the median. The Board noted the explanations from the Manager concerning the underperformance versus the peer group.

Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that it will continue to evaluate the Fund’s performance and any actions taken by the Manager to improve performance.

Management fees and expense ratios
The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. The Board also reviewed and considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking waivers and reimbursements into account) (the “Actual Management Fee”) and that the Manager had agreed to continue its fee waivers and reimbursements until further notice. In addition, the Board noted that the compensation paid to the Subadvisers is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadvisers does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

48   Legg Mason Partners Variable Global High Yield Bond Portfolio

The Manager reviewed with the Board the differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services (including services related to the preparation and maintenance of the Fund’s registration statement and shareholder reports, as well as calculation of the Fund’s net asset value on a daily basis), office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadvisers’ fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of funds (including the Fund) classified as high current yield funds underlying variable insurance products and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee (which reflects a fee waiver) were above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also noted that the Manager was continuing its voluntary waiver until further notice, resulting in the same net effective fee as currently in place, which is lower than the current contractual fee.

Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability
The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant the year before. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Legg Mason Partners Variable Global High Yield Bond Portfolio   49

Board approval of management and subadvisory
agreements (unaudited) continued

Economies of scale
The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadvisers
The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

* * *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

50   Legg Mason Partners Variable Global High Yield Bond Portfolio

Additional information (unaudited)
Information about Trustees and Officers

The business and affairs of the Legg Mason Partners Variable Global High Yield Bond Portfolio (the “Portfolio”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

NON-INTERESTED TRUSTEES
ELLIOTT J. BERV c/o R. Jay Gerken, CFA, Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue, New York, NY 10018

Birth year	1943

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1989

Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005)

Number of portfolios in fund complex over- seen by Trustee	67

Other board member- ships held by Trustee	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001)

A. BENTON COCANOUGHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1991

Principal occupation(s) during past five years	Dean Emeritus and Professor, Texas A&M University (since 2004); Formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)

Number of portfolios in fund complex over- seen by Trustee	67

Other board member- ships held by Trustee	None

Legg Mason Partners Variable Global High Yield Bond Portfolio   51

Additional information (unaudited) continued
Information about Trustees and Officers

JANE F. DASHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1949

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1999

Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company)

Number of portfolios in fund complex over- seen by Trustee	67

Other board member- ships held by Trustee	None

MARK T. FINN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1943

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1989

Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Principal/ Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)

Number of portfolios in fund complex over- seen by Trustee	67

Other board member- ships held by Trustee	None

RAINER GREEVEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1936

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1994

Principal occupation(s) during past five years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)

Number of portfolios in fund complex over- seen by Trustee	67

Other board member- ships held by Trustee	None

52   Legg Mason Partners Variable Global High Yield Bond Portfolio

STEPHEN R. GROSS c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1947

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1986

Principal occupation(s) during past five years	Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003)

Number of portfolios in fund complex over- seen by Trustee	67

Other board member- ships held by Trustee	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, ebank Financial Services, Inc. (from 1997 to 2004)

RICHARD E. HANSON, JR. c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1941

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1985

Principal occupation(s) during past five years	Retired

Number of portfolios in fund complex over- seen by Trustee	67

Other board member- ships held by Trustee	None

DIANA R. HARRINGTON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1940

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1992

Principal occupation(s) during past five years	Professor, Babson College (since 1992)

Number of portfolios in fund complex over- seen by Trustee	67

Other board member- ships held by Trustee	None

Legg Mason Partners Variable Global High Yield Bond Portfolio   53

Additional information (unaudited) continued
Information about Trustees and Officers

SUSAN M. HEILBRON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1945

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1994

Principal occupation(s) during past five years	Independent Consultant (since 2001)

Number of portfolios in fund complex over- seen by Trustee	67

Other board member- ships held by Trustee	None

SUSAN B. KERLEY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1992

Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)

Number of portfolios in fund complex over- seen by Trustee	67

Other board member- ships held by Trustee	Chairman (since 2005) and Trustee (since 2000), Eclipse Funds (3 funds); Chairman (since 2005) and Director (since 1990), Eclipse Funds Inc. (23 funds); Chairman and Director, ICAP Funds, Inc. (4 funds) (since 2006); Chairman and Trustee. The MainStay Funds (21 funds) (since 2007); and Chairman and Director, MainStay VP Series Fund, Inc. (24 funds) (since 2007)

54   Legg Mason Partners Variable Global High Yield Bond Portfolio

ALAN G. MERTEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1941

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1990

Principal occupation(s) during past five years	President, George Mason University (since 1996)

Number of portfolios in fund complex over- seen by Trustee	67

Other board member- ships held by Trustee	Director of Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (from 2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (from 2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (from 1985 to 2003)

R. RICHARDSON PETTIT c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1942

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1990

Principal occupation(s) during past five years	formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)

Number of portfolios in fund complex over- seen by Trustee	67

Other board member- ships held by Trustee	None

Legg Mason Partners Variable Global High Yield Bond Portfolio   55

Additional information (unaudited) continued
Information about Trustees and Officers

INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3] Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Trustee, President, Chairman and Chief Executive Officer

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during past five years	Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; formerly, Chairman, Smith Barney Fund Management LLC(“SBFM”) and Citi Fund Management Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)

Number of portfolios in fund complex over- seen by Trustee	146

Other board member- ships held by Trustee	Trustee, Consulting Group Capital Market Funds (from 2002 to 2006)

OFFICERS
FRANCES M. GUGGINO Legg Mason 55 Water Street, New York, NY 10041

Birth year	1957

Position(s) held with Fund[1]	Chief Financial Officer and Treasurer

Term of office[1] and length of time served[2]	Since 2004

Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with Citigroup Asset Management (“CAM”) (from 1999 to 2004)

TED P. BECKER Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Chief Compliance Officer

Term of office[1] and length of time served[2]	Since 2006

Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (from 2002 to 2005)

56   Legg Mason Partners Variable Global High Yield Bond Portfolio

JOHN CHIOTA Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1968

Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer / Identity Theft Prevention Officer

Term of office[1] and length of time served[2]	Since 2006/2008

Principal occupation(s) during past five years	Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

ROBERT I. FRENKEL Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1954

Position(s) held with Fund[1]	Secretary and Chief Legal Officer

Term of office[1] and length of time served[2]	Since 2003

Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)

THOMAS C. MANDIA Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1962

Position(s) held with Fund[1]	Assistant Secretary

Term of office[1] and length of time served[2]	Since 2000

Principal occupation(s) during past five years	Managing Director and Deputy Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)

DAVID CASTANO Legg Mason 55 Water Street, New York, NY 10041

Birth year	1971

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at CAM (prior to 2003)

Legg Mason Partners Variable Global High Yield Bond Portfolio   57

Additional information (unaudited) continued
Information about Trustees and Officers

MATTHEW PLASTINA Legg Mason 55 Water Street, New York, NY 10041

Birth year	1970

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason and its predecessors (from 2002 to 2007)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Portfolio as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

58   Legg Mason Partners Variable Global High Yield Bond Portfolio

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2008:

Record Date:	6/18/2008	12/18/2008

Payable Date:	6/19/2008	12/19/2008

Dividends qualifying for the dividends received deduction for corporations	0.53%	0.77%

Please retain this information for your records.

Legg Mason Partners Variable Global High Yield Bond Portfolio   59

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Legg Mason Partners Variable Global High Yield Bond Portfolio

Trustees

Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
R. Jay Gerken, CFA
  Chairman
Rainer Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadvisers

Western Asset Management
Company

Western Asset Management
Company Limited

Western Asset Management
Company Pte. Ltd. in Singapore

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust
Company

Transfer agent

PNC Global Investment Servicing
4400 Computer Drive
Westborough, Massachusetts 01581

Independent registered public
accounting firm

KPMG LLP
345 Park Avenue
New York, New York 10154

Legg Mason Partners Variable Global High Yield Bond Portfolio
The Portfolio is a separate investment series of Legg Mason Partners Variable Income Trust, a Maryland business trust.

LEGG MASON PARTNERS VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO
Legg Mason Partners Funds
55 Water Street
New York, New York 10041

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Portfolio, shareholders can call Legg Mason Partners Shareholders Services at 1-800-451-2010.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Variable Global High Yield Bond Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC
Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

• Each was purposefully chosen for their commitment to investment excellence.

• Each is focused on specific investment styles and asset classes.

• Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest money manager in the world, according to Pensions & Investments, May 26, 2008, based on 12/31/07 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC

FD04117 2/09 SR09-755

NOT PART OF THE ANNUAL REPORT

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES
a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2007 and December 31, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $66,100 in 2007 and $73,700 in 2008.
b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $7,500 in 2007 and $0 in 2008. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Variable Income Trust.
In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).
(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by KPMG for tax compliance, tax advice and tax planning (“Tax Services”) were $8,300 in 2007 and $5,800 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.
There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.
d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Income Trust.
All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.
(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.
(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.
The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.
(2) For the Legg Mason Partners Variable Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.
(f) N/A
(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Income Trust during the reporting period were $0 in 2008.
(h) Yes. Legg Mason Partners Variable Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:
Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
Rainer Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit
b) Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Included herein under Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.
Legg Mason Partners Variable Income Trust

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of
Legg Mason Partners Variable Income Trust

Date: March 5, 2009
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken (R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Income Trust

Date: March 5, 2009

By:	/s/ Frances M. Guggino (Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Variable Income Trust

Date: March 5, 2009